UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 26, 2022
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Pinterest, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38872	26-3607129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Brannan Street
San Francisco, California 94107
(Address of principal executive offices, including zip code)

(415) 762-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
 _________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	PINS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 26, 2022, Pinterest, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following proposals:
1.To elect the three Class III nominees for director named in the proxy statement to hold office until the 2025 annual meeting and until their successors have been duly elected and qualified, or until their office is otherwise vacated.
2.To ratify the audit committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year 2022.
3.To approve, on an advisory non-binding basis, the compensation of the Company's named executive officers.
Holders of the shares of Class A common stock were entitled to one vote per share held as of the close of business on March 30, 2022 (the “Record Date”) and holders of the shares of Class B common stock were entitled to 20 votes per share held as of the Record Date. Holders of the shares of Class A common stock and holders of the shares of Class B common stock voted together as a single class on all matters submitted to a vote of stockholders at the Annual Meeting. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.
1.Election of directors

Nominee	For	Against	Abstain	Broker Non-Votes
Leslie Kilgore	1,823,979,237	81,784,851	356,823	75,671,708
Benjamin Silbermann	1,824,554,716	81,279,599	286,596	75,671,708
Salaam Coleman Smith	1,801,625,115	103,872,572	623,224	75,671,708
Based on the votes set forth above, each director nominee was duly elected to serve until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified.
2. Ratification of appointment of independent registered public accounting firm

For	Against	Abstain
1,975,333,143	6,019,560	439,916
Based on the votes set forth above, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year 2022.
3. Approval, on an advisory non-binding basis, of the compensation of the Company's named executive officers

For	Against	Abstain	Broker Non-Votes
1,874,397,508	30,980,118	743,285	75,671,708
Based on the votes set forth above, the stockholders approved, on an advisory non-binding basis, the compensation of the Company’s named executive officers.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINTEREST, INC.

Date: May 31, 2022	By:	/s/ Christine Flores
Christine Flores
General Counsel and Corporate Secretary